Eos Energy Enterprises Reports First Quarter 2026 Financial Results and Announces Frontier Power USA • Announced with Cerberus the formation of Frontier Power USA, a stand-alone purpose-built entity to develop, finance, and operate LDES projects to accelerate energy storage deployments • Entered into a 2 GWh firm capacity reservation agreement with Frontier Power USA • $57.0 million in quarterly revenue with the last two quarters surpassing full year 2025 revenue • Achieved record quarterly production performance for shipments, battery output, and bipolar manufacturing • Completed Factory Acceptance Testing for its second battery line with installation and power-on at the Thorn Hill facility underway; initial production is on schedule and expected to begin by the end of the second quarter • Surpassed 6.0 GWh of discharged energy from Eos technology; DawnOS™ demonstrating consistent operating performance and improved round trip efficiency • Expanded an existing Southeast utility project from a 4-hour to 10-hour discharge system, increasing the total project size and upgrading to DawnOS software • Reaffirms 2026 revenue guidance of $300 million to $400 million EDISON, N.J. – May 13, 2026 - Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage (LDES) systems sourced and manufactured in the United States, today announced its financial results for the first quarter ended March 31, 2026. First Quarter Highlights • Revenue totaled $57.0 million, a 445% year-over-year increase, driven by full battery module automation and 5.7x higher cube deliveries. • Gross loss of $44.4 million, a 157 percentage-point improvement in margin versus the prior year period and a 16-point sequential quarter margin improvement, supported by stronger product margins and operational efficiencies as Eos scales production. • Adjusted gross loss, excluding stock-based compensation and depreciation, was $39.0 million. • Net income attributable to shareholders totaled $508.9 million, driven by non-cash change in fair value tied to mark-to-market adjustments impacted by the Company’s end of quarter stock price. • On a non-GAAP basis, adjusted EBITDA loss was $68.0 million, a 294 percentage-point improvement in margin from prior year and 4-point sequential quarter margin improvement, reflecting continued gains in operational efficiency. • Total cash of $472.4 million, including restricted cash, as of March 31, 2026. • Commercial opportunity pipeline increased to $24.3 billion, up 56% from the prior year, with a $644.6 million orders backlog representing 2.6 GWh as of March 31, 2026. “The market is telling us what it needs: long-duration storage that is safe, American-made, and financeable at scale. We have the technology, the manufacturing, the controls, and now, with Frontier Power USA, the planned capital to accelerate project deployment,” said Joe Mastrangelo, Chief Executive Officer. “Q1 showed the business scaling: record output, improved margins, and more than 6 GWh discharged energy on Eos technology. The work ahead is conversion: turning a $24 billion pipeline into installations discharging energy.” 2026 Outlook • For the full year 2026, Eos expects to achieve revenue between $300 million and $400 million.

Recent Business Highlights Frontier Power USA Eos and Cerberus today announced the formation of Frontier Power USA, an independent development and investment company established to build, own, and operate a diversified portfolio of long-duration battery energy storage projects deploying Eos’ proprietary zinc bromide Z3™ technology with the strategy of becoming an Independent Power Producer (IPP). Frontier Power USA is expected to unify three capabilities that have historically required separate counterparties: Eos’ vertically integrated technology stack, Cerberus’ institutional capital and operating experience, and a Technology Performance Insurance (TPI) policy arranged with specialty insurer Ariel Green that wraps Z3 system performance for the benefit of project lenders. The platform is anchored by a $100 million equity commitment from Cerberus, subject to closing conditions, alongside a targeted contribution by Eos of approximately $150 million, subject to the ability to raise funding and certain other third-party approvals. Concurrently Cerberus is extending its existing Eos lock-up through year end 2026. Frontier Power USA is also evaluating complementary debt financing paths under the TPI framework, including institutional placements targeting investment-grade ratings and project-level facilities with commercial bank lenders. Frontier Power USA will be overseen by an independent investment committee, and transactions between Eos and Frontier Power USA will be negotiated on arm’s-length commercial terms. Frontier Power USA is targeting a multi-GWh project pipeline across data center, utility, and industrial end markets. Commercial Growth During the quarter, Eos expanded its commercial pipeline to $24.3 billion and ended with a $644.6 million backlog. The pipeline increased 56% year-over-year, reflecting increasing demand across energy, infrastructure, and hyperscale customers. Subsequent to quarter end, Eos and Frontier Power USA entered into a 2 GWh firm Capacity Reservation Agreement, expanding Eos’ March 31, 2026 backlog. This agreement provides Frontier Power USA with a capacity planning mechanism to accelerate project timelines. Eos also announced a Joint Development Agreement with TURBINE-X Energy Inc. to deliver a fully integrated energy solution combining gas-fired generation with Eos’ Indensity™ battery technology. The partnership targets deployments of up to 2 GWh of storage across accelerated demand driven by high powered computing. Capacity Expansion at Eos New Thorn Hill Facility Eos continues to expand its manufacturing capacity with its second battery module line on schedule for initial production by the end of the second quarter. Following successful Factory Acceptance Testing at its automation supplier, the equipment has been delivered to the Thorn Hill facility, where installation and power-on activities are underway. The line is now entering debugging in preparation for Site Acceptance Testing and initial production. Earnings Conference Call and Webcast Eos will host a conference call to discuss its first quarter 2026 results on May 13, 2026, at 8:30 a.m. ET. The live webcast of the earnings call will be available on the “Investor Relations” page of the Company’s website at Eos Investors or may be accessed using this link (Eos Energy First Quarter 2026 Earnings Conference Call). To avoid delays, we encourage participants to join the conference call fifteen minutes ahead of the scheduled start time. The conference call replay will be available via webcast through Eos’ investor relations website for twelve months following the live presentation. The webcast replay will be available from approximately 11:30 a.m. ET on May 13, 2026, and can be accessed by visiting Eos Investors.

About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non- flammable, secure, stable, and scalable alternative to conventional technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours), and provides customers with significant operational flexibility to effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal year ended December 31, 2026, our path to profitability and strategic outlook, statements regarding orders backlog and opportunity pipeline, statements regarding the joint venture, the transactions related thereto, and any anticipated benefits of the joint venture, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our future expansion and its impact on our ability to scale up operations and increase margins, statements regarding the expected impact of DawnOSTM on efficiency operating costs, and grid-coordination, statements regarding the launch of IndensityTM and our expectations for the architecture and its expected energy density, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our ability to obtain stockholder approval of an increase to our authorized common stock; our ability to complete a rights offering to raise funds for purposes of capitalizing Frontier Power USA; risks associated with the joint venture, including the risk that the joint venture will not be completed on the anticipated timeline or terms, or at all; risks associated with the credit agreement with Cerberus, including risks of default, and dilution of outstanding common stock; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, including potential impacts from any repeal or modifications of the legislation; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; and other risks and uncertainties indicated. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. This press release includes information about a proposed series of transactions, including the formation of a joint venture between us and CCM Frontier JV Holdco, LLC, an affiliate of Cerberus Capital Management ("Cerberus"), an investment by Cerberus of $100 million in the joint venture, a rights offering by us to fund our investment in the joint venture, and certain commercial arrangements to be entered into between us and Frontier Power USA Parent, LLC (collectively, the "Proposed Transactions"). We and Cerberus have entered into a binding term sheet with respect to the Proposed Transactions. However, the completion of the Proposed Transactions remains subject to a number of conditions and uncertainties, including the receipt of our shareholder approval to increase the authorized shares of our common stock, completion of the proposed rights offering, the receipt of required third party-approvals, including the approval of the Department of Energy, the negotiations and entry into definitive agreements for the Proposed Transactions and the negotiation of certain terms of the Proposed Transactions. While we currently intend to take the actions within our control to complete the Proposed Transactions on the contemplated terms and timeline, there can be no assurances that the Proposed Transactions will be completed on the contemplated terms or timeline or that the Proposed Transactions will be completed at all. This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, including any securities in a rights offering or to subscribe for any securities in a rights offering. There shall be no offer to sell or the solicitation of an offer to buy or any sale of subscription rights, common stock, warrants or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any rights offering will be made pursuant to our effective shelf registration statement, including a base prospectus, under the Securities Act of 1933, as amended, and a prospectus supplement to be filed with the SEC. Any rights offering is subject to board declaration of a distribution, shareholder approval of the increase in our authorized shares and certain other consents under our existing debt agreements.

Key Metrics Backlog. Our backlog represents the amount of revenue that we expect to realize from existing agreements with our customers for the sale of our battery energy storage systems and performance of services. The backlog is calculated by adding new orders in the current fiscal period to the backlog as of the end of the prior fiscal period and then subtracting the shipments in the current fiscal period. If the amount of an order is modified or cancelled, we adjust orders in the current period and our backlog accordingly, but do not retroactively adjust previously published backlogs. There is no comparable US-GAAP financial measure to backlog. We believe that the backlog is a useful indicator regarding the future revenue of our Company. Pipeline. Our pipeline represents projects for which we have submitted technical proposals or non-binding quotes plus letters of intent (“LOI”) or firm commitments from customers. Pipeline does not include lead generation projects. Booked Orders. Booked orders are orders where we have legally binding agreements with a Purchase Order (“PO”), or Master Supply Agreement (“MSA”) executed by both parties. Non-GAAP Financial Measures To provide investors with additional information regarding our financial results, we have disclosed in this earnings release non-GAAP financial measures, including adjusted EBITDA and adjusted gross profit (loss), which are non-GAAP financial measures as defined under the rules of the SEC. These non-GAAP financial measures should be considered supplemental to, not a substitute for, or superior to, the financial measures of the Company’s calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes adjusted EBITDA and adjusted gross profit (loss) are useful measures in evaluating its financial and operational performance distinct and apart from financing costs, certain non- cash expenses and non-operational expenses. We believe that non-GAAP financial information, when taken collectively may be helpful to our investors in assessing its operating performance. There are a number of limitations related to the use of these non- GAAP financial measures and their nearest GAAP equivalents. For example, the Company’s definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. Below is a description of the non-GAAP financial information included herein as well as reconciliations to the most directly comparable GAAP measure. You should review the reconciliations below but not rely on any single financial measure to evaluate our business. Adjusted EBITDA is defined as earnings (net loss) attributable to Eos adjusted for interest expense, income tax, depreciation and amortization, non-cash stock-based compensation expense, change in fair value of debt and derivatives, debt extinguishment, and other non-cash or non-recurring items as determined by management which it does not believe to be indicative of its underlying business trends. Adjusted gross profit (loss) is defined as gross profit (loss) adjusted to exclude stock-based compensation, depreciation and amortization.

EOS ENERGY ENTERPRISES, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (In thousands, except share and per share amounts) Three Months Ended March 31, 2026 2025 Revenue $ 56,963 $ 10,457 Cost of goods sold 101,390 34,996 Gross profit (loss) (44,427) (24,539) Operating expenses Research and development expenses 10,719 6,837 Selling, general and administrative expenses 24,095 20,995 Loss from write-down of property, plant and equipment 71 561 Total operating expenses 34,885 28,393 Operating income (loss) (79,312) (52,932) Other income (expense) Interest expense (12,242) (978) Interest expense - related parties — (5,781) Interest income 2,787 814 Change in fair value of debt - related party (4,232) (5,933) Change in fair value of warrants 168,725 45,925 Change in fair value of derivatives 165,935 — Change in fair value of derivatives - related parties 267,230 34,586 Other expense (3) (560) Income before income taxes $ 508,888 $ 15,141 Income tax expense 5 5 Net income attributable to shareholders $ 508,883 $ 15,136 Remeasurement of Preferred Stock - related party 778,878 79,997 Net income applicable to common stock $ 1,287,761 $ 95,133 Other comprehensive income Change in fair value of debt - credit risk - related party $ 41,539 $ — Foreign currency translation adjustment (10) 7 Comprehensive income attributable to common shareholders $ 1,329,290 $ 95,140 Net income available to common shareholders $ 826,557 $ 95,133 Basic and diluted income per share attributable to common shareholders Basic $ 2.43 $ 0.42 Diluted $ 0.12 $ (0.20) Weighted average shares of common stock Basic 339,602,063 225,474,247 Diluted 544,828,933 436,368,282

EOS ENERGY ENTERPRISES, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) March 31, 2026 December 31, 2025 Balance sheet data Cash and cash equivalents $ 410,660 $ 567,992 Other current assets $ 179,305 $ 140,488 Property, plant and equipment, net $ 145,774 $ 114,415 Other assets $ 63,585 $ 62,302 Total assets $ 799,324 $ 885,197 Total liabilities $ 1,085,098 $ 1,762,517 Mezzanine equity - preferred stock $ 582,664 $ 1,361,542 Total deficit $ (868,438) $ (2,238,862) EOS ENERGY ENTERPRISES, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) Three Months Ended March 31, 2026 2025 Net cash used in operating activities $ (119,735) $ (28,924) Net cash used in investing activities (35,138) (4,918) Net cash provided by financing activities 2,673 42,162 Effect of exchange rate changes on cash, cash equivalents and restricted 2 12 Net (decrease) increase in cash, cash equivalents and restricted cash (152,198) 8,332 Cash, cash equivalents and restricted cash, beginning of the period 624,566 103,362 Cash, cash equivalents and restricted cash, end of the period $ 472,368 $ 111,694

EOS ENERGY ENTERPRISES, INC. UNAUDITED RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT (In thousands) Three Months Ended March 31, 2026 2025 Revenue $ 56,963 $ 10,457 Cost of goods sold 101,390 34,996 Gross profit (loss) (44,427) (24,539) Gross profit (loss) margin % (78.0) % (234.7) % Add: Stock-based compensation 507 1,020 Depreciation and amortization 4,880 2,394 Adjusted gross profit (loss) $ (39,040) $ (21,125) Adjusted gross profit (loss) margin % (68.5) % (202.0) % EOS ENERGY ENTERPRISES, INC. UNAUDITED RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA (In thousands) Three Months Ended March 31, 2026 2025 Net income $ 508,883 $ 15,136 add: Interest expense 9,455 5,945 add: Income tax expense 5 5 add: Depreciation and amortization 5,394 2,680 EBITDA 523,737 23,766 add: Stock based compensation 5,902 7,574 deduct: Change in fair value of derivatives (601,890) (80,511) add: Change in fair value of debt 4,232 5,933 Adjusted EBITDA loss $ (68,019) $ (43,238)